UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 2, 2010

Aastrom Biosciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	000-22025	94-3096597
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor, Michigan		48106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(734) 930-5555

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

2010 Annual Meeting Date

On August 2, 2010, Aastrom Biosciences, Inc. issued a press release announcing that it currently plans to hold its 2010 Annual Meeting of Shareholders (the "2010 Annual Meeting") on Thursday, October 21, 2010. Shareholders of record as of the close of business on August 26, 2010 will be entitled to notice of and to vote at the 2010 Annual Meeting. A copy of the press release, dated August 2, 2010, is filed herewith as Exhibit 99.1.

Shareholder Proposal and Nomination Deadline

The 2010 Annual Meeting date represents a change of more than 30 days from the anniversary of Aastrom’s 2009 Annual Meeting of Shareholders. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, Aastrom has set a new deadline for the receipt of any shareholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company’s proxy materials for the 2010 Annual Meeting. The new deadline for the submission of such shareholder proposals is the close of business on August 12, 2010. Such proposals should be delivered to: Aastrom Biosciences, Inc., 24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor, Michigan, 48106, Attention: Secretary. Aastrom recommends that such proposals be sent by certified mail, return receipt requested. Such proposals will also need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of shareholder proposals in Aastrom’s proxy materials, and may be omitted if not in compliance with applicable requirements.

Under Aastrom’s current by-laws, proposals of business and nominations for directors other than those to be included in Aastrom’s proxy materials following the procedures described in Rule 14a-8 may be made by shareholders if notice is timely given and if the notice contains the information required by Aastrom’s by-laws. To be timely, a notice with respect to the 2010 Annual Meeting must be delivered to the Secretary of Aastrom no later than the close of business on August 12, 2010. Such proposals or nominations should be delivered to: Aastrom Biosciences, Inc., 24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor, Michigan, 48106, Attention: Secretary.

The description of the press release set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.

August 2, 2010	By:	/s/ Timothy Mayleben

Name: Timothy Mayleben
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 2, 2010.